                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          November 15, 2001
                                                            -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       (As Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST)



   Laws of the United States                  333-29495-01                       51-0269396
   -------------------------                  ------------                       ----------
(State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification
 incorporation or organization)                                                    Number)



201 North Walnut Street, Wilmington, Delaware           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


                302/594-4000
---------------------------------------------------
Registrant's telephone number, including area code


                           N/A
--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)
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Item 7.  Financial Statements, Pro Forma financial Statements and Exhibits
          See separate index to exhibits.

Exhibit No.  Document Description
-----------  --------------------
     20.1    Excess Spread Analysis

     20.2    Monthly Trust Activity
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST



                         By:  /s/ Tracie H. Klein
                              ----------------------------
                              Name:  Tracie H. Klein
                              Title:  First Vice President



Date:  November 15, 2001
       -----------------
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                               INDEX TO EXHIBITS

Exhibit Number Exhibit
-------------- -------

     20.1      Excess Spread Analysis

     20.2      Monthly Trust Activity